SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2016

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4026 Wards Road, Suite G1 #271
Lynchburg, VA		24502
(Address of principal executive offices)		(Zip Code)

(434) 239-4272

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On August 11, 2016, Sitestar Corporation (the “Company”) announced that it had accepted subscriptions from a private placement of shares of common stock of the Company, in the amount of $3,854,719.15, and issued 80,306,649 shares in connection therewith. Following the private placement, the Company has a total of 171,633,112 issued shares and 157,710,659 outstanding shares.

The August 11, 2016 Press Release relating to the private placement is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Exhibit Description

99.1 Press Release dated August 11, 2016.

99.2 Form of Subscription Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2016		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO